SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report - October 27, 2003
                        ---------------------------------
                        (Date of Earliest Event Reported)



                              EQUITY ONE ABS, INC.
     ----------------------------------------------------------------------
     (as depositor under a certain Pooling and Servicing Agreement dated as of June 30, 2003, providing for the issuance of Mortgage
                   Pass-Through Certificates, Series 2003-3)
             (Exact Name of Registrant as specified in its charter)


        Delaware                  333-104580-01                 52-2029487
------------------------      ---------------------      -----------------------
(State of Incorporation)      (Commission File No.)      (IRS Employer I.D. No.)


     103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19803
     -----------------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code:   (302) 478-6160

Item 5.  Other Events.
---------------------

     Attached hereto as Annex A is a copy of the Statement to Certificateholders sent to Class AF-1, AF-2, AF-3, AF-4, AV-1, AV-2, M-1, M-2, M-3 and B Certificateholders with respect to the October 27, 2003 Distribution Date.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        EQUITY ONE ABS, INC.



                                        By:/s/ James H. Jenkins
                                           -------------------------------------
                                           James H. Jenkins,
                                           Executive Vice President and CFO


Dated:  October 29, 2003

                                                                         ANNEX A

--------------------------------------------------------------------------------
     Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2003-3
                        Statement to Certificateholders
                                October 27, 2003
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                DISTRIBUTION IN DOLLARS
--------------------------------------------------------------------------------------------------------------------
            ORIGINAL      BEGINNING                                                                      ENDING
             FACE         PRINCIPAL                                                 REALIZED DEFERRED  PRINCIPAL
CLASS        VALUE         BALANCE        PRINCIPAL     INTEREST           TOTAL     LOSSES  INTEREST   BALANCE
--------------------------------------------------------------------------------------------------------------------

AF1     117,000,000.00  111,200,627.34  4,474,943.31    122,567.80   4,597,511.11    0.00    0.00    106,725,684.03
AF2      92,000,000.00   92,000,000.00          0.00    210,373.33     210,373.33    0.00    0.00     92,000,000.00
AF3      10,000,000.00   10,000,000.00          0.00     32,383.33      32,383.33    0.00    0.00     10,000,000.00
AF4      62,227,000.00   62,227,000.00          0.00    259,019.89     259,019.89    0.00    0.00     62,227,000.00
AV1     202,579,000.00  198,745,784.06  2,050,698.68    250,861.35   2,301,560.03    0.00    0.00    196,695,085.38
AV2      59,671,000.00   51,483,816.11  3,306,301.93     56,746.61   3,363,048.54    0.00    0.00     48,177,514.18
M1       40,437,000.00   40,437,000.00          0.00    164,039.43     164,039.43    0.00    0.00     40,437,000.00
M2       33,967,000.00   33,967,000.00          0.00    154,521.54     154,521.54    0.00    0.00     33,967,000.00
M3       19,410,000.00   19,410,000.00          0.00    101,109.93     101,109.93    0.00    0.00     19,410,000.00
B         9,705,000.00    9,705,000.00          0.00     33,385.20      33,385.20    0.00    0.00      9,705,000.00
R                 0.00            0.00          0.00          0.00           0.00    0.00    0.00              0.00
--------------------------------------------------------------------------------------------------------------------
TOTALS  646,996,000.00  629,176,227.51  9,831,943.92  1,385,008.41  11,216,952.33    0.00    0.00    619,344,283.59
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
X       646,996,902.33  634,008,801.82          0.00          5.43           5.43    0.00    0.00    626,484,450.72
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------  ----------------------
                                FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                   PASS-THROUGH RATES
--------------------------------------------------------------------------------------------  ----------------------
                                                                                                        CURRENT
                       BEGINNING                                                  ENDING                  RATE
CLASS   CUSIP          PRINCIPAL       PRINCIPAL     INTEREST      TOTAL         PRINCIPAL     CLASS   PASS-THRU
--------------------------------------------------------------------------------------------  ----------------------
AF1     294751CM2    950.43271231   38.24737872    1.04758803  39.29496675     912.18533359    AF1     1.240000 %
AF2     294751CN0  1,000.00000000    0.00000000    2.28666663   2.28666663   1,000.00000000    AF2     2.744000 %
AF3     294751CP5  1,000.00000000    0.00000000    3.23833300   3.23833300   1,000.00000000    AF3     3.886000 %
AF4     294751CQ3  1,000.00000000    0.00000000    4.16250004   4.16250004   1,000.00000000    AF4     4.995000 %
AV1     294751CR1    981.07792051   10.12295786    1.23833838  11.36129624     970.95496266    AV1     1.420000 %
AV2     294751CS9    862.79459218   55.40885740    0.95099144  56.35984884     807.38573478    AV2     1.240000 %
M1      294751CT7  1,000.00000000    0.00000000    4.05666667   4.05666667   1,000.00000000    M1      4.868000 %
M2      294751CU4  1,000.00000000    0.00000000    4.54916654   4.54916654   1,000.00000000    M2      5.459000 %
M3      294751CV2  1,000.00000000    0.00000000    5.20916692   5.20916692   1,000.00000000    M3      6.251000 %
B       294751CW0  1,000.00000000    0.00000000    3.44000000   3.44000000   1,000.00000000    B       3.870000 %
--------------------------------------------------------------------------------------------  ----------------------
TOTALS               972.45767750   15.19629784    2.14067538  17.33697323     957.26137965
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------  ----------------------
X             N/A    979.92555998    0.00000000    0.00000839   0.00000839     968.29590445    X       0.000000 %
--------------------------------------------------------------------------------------------  ----------------------

--------------------------------------------------------------------------------
          IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT,
                 PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                   RYAN VAUGHN
              JPMorgan Chase Bank - Structured Finance Services NY
                             4 NEW YORK PLAZA FLR 6,
                            New York, New York 10004
                   Tel: (212) 623-4483 / Fax: (212) 623-5930
                             Email: /JPMCHASE@CHASE
--------------------------------------------------------------------------------

JPMORGAN           Copyright(C)2001 J.P. Morgan Chase & Co. All rights reserved.
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     Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2003-3
                                October 27, 2003
--------------------------------------------------------------------------------

Sec. 4.03(a)(i)         Funds Allocable to Certificate Principal

                                Group I-A Scheduled Principal         267,252.51
                                Group I-A Curtailments                 29,058.67
                                Group I-A Prepayments               3,128,346.74
                                Group I-A Repurchases                       0.00
                                Group I-A Liquidation Proceeds              0.00

                                Group I-B Scheduled Principal         153,315.33
                                Group I-B Curtailments                 10,592.37
                                Group I-B Prepayments               1,405,484.58
                                Group I-B Repurchases                       0.00
                                Group I-B Liquidation Proceeds              0.00

                                Group II Scheduled Principal          148,939.07
                                Group II Curtailments                   8,886.69
                                Group II Prepayments                2,211,561.29
                                Group II Repurchases                  160,913.85
                                Group II Liquidation Proceeds               0.00

                                Extra Principal Distribution Amount 2,307,592.83

Sec. 4.03 (a)(ii)       Interest Distribution Amounts

                                Interest Distribution - AF-1          122,567.80
                                Unpaid Interest - AF-1                      0.00
                                Remaining Unpaid Interest - AF-1            0.00

                                Interest Distribution - AF-2          210,373.33
                                Unpaid Interest - AF-2                      0.00
                                Remaining Unpaid Interest - AF-2            0.00

                                Interest Distribution - AF-3           32,383.33
                                Unpaid Interest - AF-3                      0.00
                                Remaining Unpaid Interest - AF-3            0.00

                                Interest Distribution - AF-4          259,019.89
                                Unpaid Interest - AF-4                      0.00
                                Remaining Unpaid Interest - AF-4            0.00

                                Interest Distribution - AV-1A         250,861.35
                                Unpaid Interest - AV-1A                     0.00
                                Remaining Unpaid Interest - AV-1A           0.00

                                Interest Distribution - AV-1B          56,746.61
                                Unpaid Interest - AV-1B                     0.00
                                Remaining Unpaid Interest - AV-1B           0.00

                                Interest Distribution - M-1           164,039.43

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     Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2003-3
                                October 27, 2003
--------------------------------------------------------------------------------

                                Unpaid Interest - M-1                       0.00
                                Remaining Unpaid Interest - M-1             0.00

                                Interest Distribution - M-2           154,521.54
                                Unpaid Interest - M-2                       0.00
                                Remaining Unpaid Interest - M-2             0.00

                                Interest Distribution - M-3           101,109.93
                                Unpaid Interest - M-2                       0.00
                                Remaining Unpaid Interest - M-3             0.00

                                Interest Distribution - B              33,385.20
                                Unpaid Interest - B                         0.00
                                Remaining Unpaid Interest - B               0.00

Sec. 4.03(a)(iii)       Available Funds Shortfall

                                Class AF-1 Available Funds Shortfall        0.00
                                Class AF-2 Available Funds Shortfall        0.00
                                Class AF-3 Available Funds Shortfall        0.00
                                Class AF-4 Available Funds Shortfall        0.00
                                Class AV-1A Available Funds Shortfall       0.00
                                Class AV-1B Available Funds Shortfall       0.00
                                Class M-1 Available Funds Shortfall         0.00
                                Class M-2 Available Funds Shortfall         0.00
                                Class M-3 Available Funds Shortfall         0.00
                                Class B Available Funds Shortfall           0.00

Sec. 4.03(a)(v)         Pool Principal Balances

                                Group I-A Beginning Pool Balance  277,042,375.60
                                Group I-A Ending Pool Balance     273,617,717.68
                                Group I-B Beginning Pool Balance  199,755,415.19
                                Group I-B Ending Pool Balance     198,186,022.91
                                Group II Beginning Pool Balance   157,211,011.03
                                Group II Ending Pool Balance      154,680,710.13
                                Total Beginning Pool Balance      634,008,801.82
                                Total Ending Pool Balance         626,484,450.72

Sec. 4.03(a)(vi)        Servicing Fee

                                Group I-A Servicing Fee               115,434.32
                                Group I-B Servicing Fee                83,231.42
                                Group II Servicing Fee                 65,504.59

Sec. 4.03(a)(viii)      Delinquency Advances

                                Group I-A Delinquency Advances Included
                                  in Current Distribution              61,710.55
                                Group I-A Recouped Advances Included in
                                  Current Distribution                      0.00
                                Group I-A Recouped Advances From
                                  Liquidations                              0.00

JPMORGAN           Copyright(C)2001 J.P. Morgan Chase & Co. All rights reserved.
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     Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2003-3
                                October 27, 2003
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                                Group I-A Aggregate Amount of Advances
                                  Outstanding                         165,926.31

                                Group I-B Delinquency Advances Included
                                  in Current Distribution              38,958.21
                                Group I-B Recouped Advances Included
                                  in Current Distribution                   0.00
                                Group I-B Recouped Advances From
                                  Liquidations                              0.00
                                Group I-B Aggregate Amount of Advances
                                  Outstanding                         140,303.78

                                Group II Delinquency Advances Included
                                  in Current Distribution              22,938.69
                                Group II Recouped Advances Included in
                                  Current Distribution                      0.00
                                Group II Recouped Advances From
                                  Liquidations                              0.00
                                Group II Aggregate Amount of Advances
                                  Outstanding                          72,910.83

Section 4.03(a)(ix) A   Group I,Group II-A, and Group
                          II-B Loans Delinquent

                        --------------------------------------------------------
                                                Group 1
                        --------------------------------------------------------
                         Period        Number   Principal Balance     Percentage
                         0-30 days      228     24,057,998.14           8.79 %
                        31-60 days       30      2,513,727.05           0.92 %
                        61-90 days       16      1,334,401.44           0.49 %
                         91+days          2        316,544.62           0.12 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 2
                        --------------------------------------------------------
                         Period        Number   Principal Balance     Percentage
                         0-30 days       146    17,954,174.88           9.06 %
                        31-60 days        10     1,353,237.57           0.68 %
                        61-90 days         7       857,962.94           0.43 %
                         91+days           2       314,667.78           0.16 %
                          Total          165    20,480,043.17          10.33 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 3
                        --------------------------------------------------------
                         Period        Number   Principal Balance     Percentage
                         0-30 days       95     16,348,669.31           10.57 %
                        31-60 days        8      1,564,174.36            1.01 %
                        61-90 days        1         41,891.77            0.03 %
                         91+days          0              0.00            0.00 %
                          Total         104     17,954,735.44           11.61 %
                        --------------------------------------------------------

Sec. 4.03 (a)(ix) B     Group I,Group II-A, and Group II-B Loans in Foreclosure

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     Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2003-3
                                October 27, 2003
--------------------------------------------------------------------------------

                        --------------------------------------------------------
                                                Group 1
                        --------------------------------------------------------
                        Number          Principal Balance         Percentage
                          7             682,619.45                    0.25 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 2
                        --------------------------------------------------------
                        Number          Principal Balance         Percentage
                          7             658,322.37                    0.33 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 3
                        --------------------------------------------------------
                        Number          Principal Balance         Percentage
                          3             536,114.30                    0.35 %
                        --------------------------------------------------------

Sec. 4.03(a)(x),(xi)    Group I,Group II-A, and Group II-B Loans in REO

                        --------------------------------------------------------
                                                Group 1
                        --------------------------------------------------------
                        Number          Principal Balance         Percentage
                          0                     0.00                 0.00 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 2
                        --------------------------------------------------------
                        Number          Principal Balance         Percentage
                          0                     0.00                 0.00 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 3
                        --------------------------------------------------------
                        Number          Principal Balance         Percentage
                          0                     0.00                 0.00 %
                        --------------------------------------------------------

                                Market Value of Group I REO Loans           0.00
                                Market Value of Group II-A REO Loans        0.00
                                Market Value of Group II-B REO Loans        0.00

Sec. 4.03(a)(xii)       Aggregate Stated Principal Balance
                          of the Three Largest Loans

                                Group I-A Three Largest Loans       1,104,729.44
                                Group I-B Three Largest Loans       1,238,023.00
                                Group II Three Largest Loans        1,492,859.03

Sec. 4.03(a)(xiii)      Net WAC Cap Carryover

                                Class AF-1 Net WAC Cap Carryover
                                  Amounts Due                               0.00
                                Class AF-1 Net WAC Cap Carryover
                                  Amounts Paid                              0.00
                                Class AF-1 Net WAC Cap Carryover
                                  Remaining Amounts Due                     0.00
                                Class AV-1A Net WAC Cap Carryover Amounts
                                  Due                                       0.00
                                Class AV-1A Net WAC Cap Carryover
                                  Amounts Paid                              0.00
                                Class AV-1A Net WAC Cap Carryover
                                  Remaining Amounts Due                     0.00
                                Class AV-1B Net WAC Cap Carryover Amounts
                                  Due                                       0.00
                                Class AV-1B Net WAC Cap Carryover Amounts
                                  Paid                                      0.00
                                Class AV-1B Net WAC Cap Carryover Remaining
                                  Amounts Due                               0.00

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     Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2003-3
                                October 27, 2003
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Sec. 4.03(a)(xiv)       Aggregate Principal Balance of Balloon Loans
                          with Original Terms <= 36 Months and 60+
                          Contractually Past Due

                                Group I Aggregate Principal Balance
                                  of Balloon Loans                          0.00
                                Group II-A Aggregate Principal Balance
                                  of Balloon Loans                          0.00
                                Group II-B Aggregate Principal Balance
                                  of Balloon Loans                          0.00

Sec. 4.03 (a)(xv),(xxii) Realized Losses

                                Group I Current Period Realized Losses      0.00
                                Group I Cumulative Realized Losses          0.00
                                Group II-A Current Period Realized Losses   0.00
                                Group II-A Cumulative Realized Losses       0.00
                                Group II-B Current Period Realized Losses   0.00
                                Group II-B Cumulative Realized Losses       0.00

Sec. 4.03 (a)(xvi)      Reserve Fund

                                Beginning Balance of Reserve Fund           0.00
                                Funds Withdrawn From Reserve Fund
                                  For Distribution                          0.00
                                Funds Deposited to Reserve Fund             0.00
                                Ending Balance of Reserve Fund              0.00

Sec. 4.03 (a)(xvii)     Number of Loans Repurchased

                                Group I Number of Loans Repurchased         0.00
                                Group II-A Number of Loans Repurchased      0.00
                                Group II-B Number of Loans Repurchased      1.00

Sec. 4.03 (a)(xviii)    Weighted Average Mortgage Rate of
                          Outstanding Loans (as of first day of
                          related Due Period)

                                Group I-A Weighted Average Mortgage Rate 7.85 % Group I-B Weighted Average Mortgage Rate 7.60 % Group II Weighted Average Mortgage Rate 7.83 %

Sec. 4.03 (a)(xix)      Weighted Average Remaining Term of Outstanding Loans

                                Group I-A Weighted Average Remaining Term 306.00 Group I-B Weighted Average Remaining Term 355.00 Group II Weighted Average Remaining Term 284.00

Sec. 4.03 (a)(xxi),     Overcollateralization Amounts
(xxii),(xxiii)
                                Overcollateralization Amount        7,140,167.14
                                Overcollateralization Target
                                  Amount                           25,879,876.09
                                Overcollateralization Release Amount        0.00
                                Overcollateralization Deficiency
                                  Amount                           18,739,708.95

Sec. 4.03 (a)(xxiv)     Trigger Events

                                Has a Trigger Event Occurred and is
                                  continuing?                                 NO
                                Cumulative Realized Losses as a
                                  percentage of the Original Pool Balance 0.00 %


JPMORGAN           Copyright(C)2001 J.P. Morgan Chase & Co. All rights reserved.
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     Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2003-3
                                October 27, 2003
--------------------------------------------------------------------------------
                                Senior Enhancement Percentage            16.52 %
                                Senior Specified Enhancement Percentage  40.00 %

Sec. 4.03 (a)(xxv)      60+ Day Delinquent Loans

                                60+ Day Delinquent Loans as a percentage
                                  of the current Pool Balance             0.76 %

Sec. 4.03 (a)(xxvi)     Amount of Funds Collected by Trustee under
                          Yield Maintenance Agreement                       0.00


JPMORGAN           Copyright(C)2001 J.P. Morgan Chase & Co. All rights reserved.
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